Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THE

EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE

COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 4 TO

SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

This AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is entered into as of March 11, 2024 (the “Effective Date”), by and among FISCALNOTE, INC., a Delaware corporation (“Borrower Representative”), each of the undersigned Persons that are party to the Credit Agreement (as defined below) as borrowers or guarantors (together with Borrower Representative and each other Person from time to time party to the Credit Agreement as borrower or guarantor, collectively “Loan Parties”, and each, a “Loan Party”), each of the undersigned Lenders, constituting all of the Lenders as of the Effective Date, and RUNWAY GROWTH FINANCE CORP. (formerly known as Runway Growth Credit Fund Inc.), as administrative agent and collateral agent for Lenders (in such capacity, “Agent”), and amends the terms of that certain Second Amended and Restated Credit and Guaranty Agreement dated as of July 29, 2022, by and among Borrower Representative, the other Borrowers and Guarantors party thereto, Lenders, and Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The parties hereby agree as follows:

1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Amendments to the Credit Agreement.

2.1 Section 2.2(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) Repayment. Commencing on the Amortization Date, and continuing thereafter on each Payment Date, Borrowers shall make, consecutive monthly payments of equal principal, each installment in an amount sufficient to fully amortize, by the Term Loan Maturity Date, the aggregate outstanding original principal amount of the Term Loans outstanding on the Effective Date after giving effect to the Board.org Sale. All accrued and unpaid interest in respect of the Term Loans (inclusive of the PIK Amount), the Restatement Date Final Payment, other fees and other sums, if any, shall be due and payable in full on the Term Loan Maturity Date. The Term Loans may only be prepaid in accordance with Sections 2.2(c) or (d). The initial amortization schedule is attached hereto as Schedule 1, Part C.

2.2 Section 6.10(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Liquidity. Maintain at all times unrestricted cash and Cash Equivalents in a Deposit Account or Securities Account subject to a first priority perfected lien in favor of Agent or other bank account otherwise secured under a UK Collateral Document in an amount not less than $22,500,000, provided that compliance shall be required to be certified monthly upon delivery of the Compliance Certificate.

2.3 The following defined terms in Exhibit A to the Credit Agreement are each hereby amended and restated, or added in appropriate alphabetical order, as applicable, to read as follows:

“Amortization Date” means August 15, 2026.

“Board.org Sale” means the sale all of the Equity Interests in Board.org pursuant to the Board.org Purchase Agreement.

“Board.org Purchase Agreement” means that certain Purchase Agreement by and among Board.org pursuant to that certain Equity Purchase Agreement, dated as of March 11, 2024, by and among Exec Connect Intermediate LLC, a Delaware limited liability company, Board.org, and Borrower Representative.

“Board.org” means FiscalNote Boards LLC, a Texas limited liability company.

“Restatement Date Final Payment” means a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to 5.75% multiplied by the sum of the aggregate original principal amount of the Restatement Date Incremental Term Loans and of the Incremental Term Loans made hereunder from time to time, less any portion of the Restatement Date Final Payment paid in connection with any partial prepayment prior to the Term Loan Maturity Date or prepayment in full of the Obligations.

2.4 Schedule 6.10(B) to the Credit Agreement is hereby amended and restated as set forth in Schedule 6.10(B) attached hereto.

2.5 Schedule 6.10(C) to the Credit Agreement is hereby amended and restated as set forth in Schedule 6.10(C) attached hereto.

3. Consent to Sale of Fiscalnote Boards LLC; Release of Board.org. Borrower Representative has notified Agent and the Lenders that it desires to consummate the Board.org Sale. Notwithstanding Sections 7.1, 7.2 and 7.3 of the Credit Agreement and any other provision thereof or in any other Loan Document that may operate to restrict the Board.org Sale, subject to the terms and conditions of this Amendment, the undersigned lenders constituting Required Lenders, hereby consent to the Board.org Sale, provided that (i) on the Closing Date (as defined in the Board.org Purchase Agreement), notwithstanding anything to the contrary in Section 2.2(c)(ii) of the Credit Agreement, Borrower Representative shall make a prepayment in respect of the Obligations in the amount of $65,700,000, and (ii) upon receipt of any Earnout Payment (as defined in the Board.org Purchase Agreement), Borrower Representative shall promptly, but in any event within five (5) Business Days, make a prepayment in respect of the Obligations in an amount equal to 70% of the proceeds actually received by Borrower Representative in connection with such Earnout Payment, net of legal expenses incurred in connection therewith up to $50,000. Together with each prepayment pursuant to this Section 3, Borrowers shall pay the Prepayment Fee due in respect of such prepayment, the Original Final Payment, and a ratable portion of the Restatement Date Final Payment equal to 5.75% multiplied by the amount of such prepayment. Failure to make the prepayment and pay related fees in accordance with the foregoing shall constitute an immediate Event of Default not capable of cure. On the Effective Date, Board.org shall be automatically released as a Guarantor under the Credit Agreement and the other Loan Documents, and any security interest granted in the assets of Board.org or in the Equity Interests of Board.org shall be automatically released and terminated, and Agent shall, at the written request of Borrower Representative, deliver such evidence with respect to such release as Borrower Representative may reasonably require. Board.org or its designee is hereby authorized, effective as of the Effective Date, to file (i) a termination statement with respect to the UCC Financing Statement listed on Exhibit A attached hereto and (ii) the release of security interest in intellectual property attached hereto as Exhibit B. In connection with the Board.org Sale, the undersigned Lenders constituting Required Lenders, hereby approve adding back expenses and charges (to the extent in excess of the threshold requiring Required Lender approval) described in clause (b)(vi) of the defined term “Adjusted EBITDA” in the Credit Agreement, as set forth on the projected schedule of add-back items set forth in Appendix 1 attached hereto or such other amount as approved in writing by Required Lenders in their sole discretion from time to time.

4. Representations and Warranties. Each Loan Party hereby represents and warrants to Agent and each Lender that:

(a) that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Loan Party as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty);

(b) each Loan Party has the power and is duly authorized to enter into, deliver and perform this Amendment and the Credit Agreement is the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditor’s rights generally; and

(c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

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5. Conditions to Effectiveness. This Amendment shall become effective upon receipt by Agent of each of the following:

(i) this Amendment, duly executed by the Loan Parties and the Lenders;

(ii) the Board.org Purchase Agreement, duly executed by the parties thereto, and any other material documents and agreements entered into or delivered in connection with the Board.org Sale, as Agent may reasonably request; and

(iii) all Lender Expenses due through, and required to be paid on, the Effective Date pursuant to the terms of the Credit Agreement.

6. Reaffirmation. Except as specifically amended pursuant to the terms hereof or to the extent amended and restated on the Effective Date, each Loan Party hereby acknowledges and agrees that: (i) the Credit Agreement and all other Loan Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Loan Party; (ii) this Amendment shall not in any way release or impair the rights, duties, Obligations, Liens or security interests created pursuant to the Credit Agreement and the other Loan Documents or affect the relative priorities thereof, in each case to the extent in force and effect thereunder as of the Effective Date, and all of such rights, duties, Obligations and Liens are, ratified and affirmed by such Loan Party; (iii) this Amendment shall not constitute a substitution or novation of such Loan Party’s Obligations or any of the other rights, duties and obligations of the parties under the Credit Agreement and the other Loan Documents; and (iv) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or the other Loan Documents, nor constitute a waiver of any covenant, agreement or obligation under the Credit Agreement or the other Loan Documents, except to the extent that any such covenant, agreement or obligation is modified or waived hereby.

7. Release.

(a) In consideration of the agreements of Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party by its execution of this Amendment, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and the Lenders, and their successors and permitted assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees”), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of setoff, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the Effective Date, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each Loan Party by its execution of this Amendment understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

8. Miscellaneous.

(a) Effect of this Amendment. On and after the date hereof, (i) this Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents and (ii) each reference in the Credit Agreement, Security Agreement or Intercompany Agreement, as applicable, to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, Security Agreement or Intercompany Agreement, as applicable, as amended and/or supplemented by this Amendment.

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(b) Incorporation of Credit Agreement Provisions. The provisions contained in Section 11 (Choice of Law, Venue and Jury Trial Waiver), Section 12.3 (Indemnification), Section 12.9 (Counterparts), and Section 12.6 (Severability) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety, mutatis mutandis.

(c) Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d) Entire Agreement. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(e) Successors/Assigns. This Amendment shall bind, and the rights hereunder shall inure to, the respective successors and permitted assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Loan Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

4

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AND

GUARANTY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.

LENDERS:

RUNWAY GROWTH FINANCE CORP.

By	/s/ Thomas B. Raterman
Name:	Thomas B. Raterman
Title:	Chief Financial Officer and Chief Operating Officer

ORIX GROWTH CAPITAL, LLC

By	/s/ Jeffrey Bede
Name:	Jeffrey Bede
Title:	Managing Director and Head of Growth Capital

CLOVER OROCHI LLC

By: CLOVER PRIVATE CREDIT OPPORTUNITIES ORIGINATION II LP and CLOVER PRIVATE CREDIT OPPORTUNITIES ORIGINATION (LEVERED) II LP, its sole members

By: UBS O’CONNOR LLC, its investment manager

By	/s/ Rodrigo Trelles
Name:	Rodrigo Trelles
Title:	Managing Director

By	/s/ Baxter Wasson
Name:	Baxter Wasson
Title:	Managing Director

ACM ASOF VIII SAAS FINCO LLC

By	/s/ Joshua Ufberg
Name:	Joshua Ufberg
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AND

GUARANTY AGREEMENT]

BORROWERS:

FISCALNOTE, INC.

By:	/s/ Timothy Hwang
Name:	Timothy Hwang
Title:	Chief Executive Officer and President

CQ-ROLL CALL, INC.

By:	/s/ Timothy Hwang
Name:	Timothy Hwang
Title:	Chief Executive Officer and President

VOTERVOICE, L.L.C.

By: FiscalNote, Inc., its sole manager

By:	/s/ Timothy Hwang
Name:	Timothy Hwang
Title:	Chief Executive Officer and President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AND

GUARANTY AGREEMENT]

GUARANTORS:

FISCALNOTE HOLDINGS, INC.

By:	/s/ Timothy Hwang
Name:	Timothy Hwang
Title:	Chief Executive Officer and President

FISCALNOTE INTERMEDIATE HOLDCO, INC. (F/K/A FISCALNOTE HOLDINGS, INC.)

By:	/s/ Timothy Hwang
Name:	Timothy Hwang
Title:	Chief Executive Officer and President

FIRESIDE 21, LLC

By:	/s/ Timothy Hwang
Name:	Timothy Hwang
Title:	President

FACTSQUARED, LLC

By:	/s/ Timothy Hwang
Name:	Timothy Hwang
Title:	Chief Executive Officer and President

THE OXFORD ANALYTICA INTERNATIONAL GROUP, LLC

By:	/s/ Timothy Hwang
Name:	Timothy Hwang
Title:	President

OXFORD ANALYTICA INC.

By:	/s/ Timothy Hwang
Name:	Timothy Hwang
Title:	Chief Executive Officer and President

PREDATA, INC.

By:	/s/ Joshua Haecker
Name:	Joshua Haecker
Title:	Chief Executive Officer

CURATE SOLUTIONS, INC.

By:	/s/ Timothy Hwang
Name:	Timothy Hwang
Title:	Chief Executive Officer and President

FRONTIER STRATEGY GROUP LLC

By:	/s/ Timothy Hwang
Name:	Timothy Hwang
Title:	Chief Executive Officer and President

OXFORD ANALYTICA LIMITED

By:	/s/ Timothy Hwang
Name:	Timothy Hwang
Title:	Director

TIMEBASE PTY LTD

By:	/s/ Timothy Hwang
Name:	Timothy Hwang
Title:	Director

By:	/s/ Gerald Yao
Name:	Gerald Yao
Title:	Director/Company Secretary

SCHEDULE 6.10(B)

MINIMUM ADJUSTED EBITDA – COVENANT LEVELS

[***]

SCHEDULE 6.10(C)

MINIMUM ARR – COVENANT LEVELS

[***]

APPENDIX 1

PERMITTED ADJUSTED EBITDA ADD-BACK ITEMS

[***]

EXHIBIT A

UCC TERMINATION STATEMENT

[Intentionally omitted in reliance upon Regulation S-K Item 601(a)(5)]

EXHIBIT B

RELEASE OF SECURITY INTEREST IN INTELLECTUAL PROPERTY

[Intentionally omitted in reliance upon Regulation S-K Item 601(a)(5)]